Exhibit 99.1

KindlyMD Subsidiary Nakamoto Announces $30 Million Investment in Metaplanet

Investment Supports Metaplanet’s International Offering to Accelerate Bitcoin Accumulation and Expand BTC Net Asset Value

Salt Lake City, UTAH – September 9, 2025 – KindlyMD, Inc. (NASDAQ:NAKA) (“KindlyMD”), a provider of integrated healthcare services and a Bitcoin treasury vehicle, today announced that its subsidiary, Nakamoto Holdings Inc. (“Nakamoto”), has made an up to $30 million commitment to invest in the recently announced international equity financing in common stock of Metaplanet Inc. (“Metaplanet,” and such financing, the “International Offering”), Japan’s first and leading Bitcoin treasury company. This transaction would mark Nakamoto’s largest single investment to date and its first in an Asian public company with a Bitcoin treasury strategy.

The primary objective of the International Offering is to acquire a large amount of Bitcoin in a short period of time while significantly expanding Bitcoin net asset value. The Company’s investment in the International Offering is expected to be funded on September 16, 2025, and the issuance and delivery of the common stock issued thereunder is expected to occur on September 17, 2025. The proceeds of the offering are expected to be allocated primarily to the purchase of Bitcoin.

“Metaplanet has established itself as a leader in Japan’s Bitcoin landscape through its commitment to advancing financial innovation and driving the global adoption of Bitcoin,” said David Bailey, Chairman and CEO of KindlyMD. “By positioning Bitcoin as the cornerstone of its financial approach, Metaplanet has become one of Japan’s leading public companies and a global leader in corporate Bitcoin strategies. We are proud to support their mission and believe this investment will further strengthen the global network of companies placing Bitcoin at the center of institutional finance.”

As Japan’s first and leading Bitcoin treasury company, Metaplanet is dedicated to maximizing Bitcoin Yield while maintaining a sustainable and scalable capital structure. On September 1, 2025, Metaplanet shareholders authorized two classes of perpetual preferred shares, reflecting Metaplanet’s intention to pioneer Japan’s Bitcoin-backed fixed income market. Together with common equity issuance, these tools are designed to optimize long-term Bitcoin accumulation and align its corporate strategy with the world’s most secure, decentralized monetary network.

About KindlyMD

KindlyMD® is a patient-first and healthcare data company redefining value-based care and patient-centered medical services. Formed in 2019, KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide value based, algorithmic guidance on the use of alternative medicine in healthcare. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company. This strategic partnership formed a public Bitcoin treasury strategy that unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements-covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and the Company’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of the Company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of the Company. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Company operating results and business generally; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote.

Contacts

Investor Relations:

Valter Pinto, Managing Director

KCSA Strategic Communications

(212) 896-1254

KindlyMD@KCSA.com

Media:

Carissa Felger / Sam Cohen

Gasthalter & Co.

(212) 257-4170

Nakamoto@gasthalter.com